SUMMARY PROSPECTUS MAY 1, 2010
Wilshire Large Cap Core 130/30 Fund Investment Class Shares (WLCTX) Institutional Class Shares (WLTTX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (SAI), both dated May 1, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.gofilepoint.com/wilshire, email a request to Wilshirefunds@seic.com, call (888) 200-6796, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

Investment Objective

The Wilshire Large Cap Core 130/30 Fund (the “130/30 Fund”) seeks capital appreciation.

Fees and Expenses of the 130/30 Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the 130/30 Fund.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	1.08%	1.03%
Dividend Expense on Securities Sold Short	0.53%	0.53%
Interest Expense on Borrowing	0.14%	0.14%
Remainder of Other Expenses	0.41%	0.36%
Total Annual Fund Operating Expenses*	2.33%	2.03%
Less Fee Waiver/Expense Reimbursement	-0.16%	-0.11%
Net Annual Fund Operating Expenses	2.17%	1.92%

*
Wilshire has entered into a contractual expense limitation agreement with the Company, on behalf of the 130/30 Fund to waive a portion of its management fee to limit expenses of the 130/30 Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2011 or upon the termination of the Advisory Agreement. To the extent that the 130/30 Fund's expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation.

Example: This example is intended to help you compare the cost of investing in the 130/30 Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the 130/30 Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$220	$712	$1,231	$2,654
Institutional Class	$195	$626	$1,083	$2,350

Portfolio Turnover

The 130/30 Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when 130/30 Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the 130/30 Fund’s performance. During the most recent fiscal year, the 130/30 Fund’s portfolio turnover rate was 289% of the average value of its portfolio.

Principal Investment Strategies

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The 130/30 Fund normally invests at least 85% of its net assets in large cap securities. Large cap securities include securities of those companies with market capitalizations consistent with the Russell 1000 Index—greater than approximately $263 million as of December 31, 2009.

•	The 130/30 Fund invests substantially all its assets in growth and value stocks of large cap companies.

•	Each sub-adviser will take long positions in securities it believes has the ability to outperform the Russell 1000 Index and will sell short securities it believes are likely to underperform.

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The 130/30 Fund will generally hold approximately 30% of its net assets in short positions, using the proceeds from the short sales to purchase additional long positions resulting in a portfolio with 130% of net assets in long positions. The 130/30 Fund’s long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

WIL-SM-005-0100

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The 130/30 Fund’s equity investments principally include common stocks, but may also include preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (“REITs”). The 130/30 Fund also may invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity. The 130/30 Fund also may engage in short sales of ETFs and similarly structured pooled investments.

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The 130/30 Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, swap agreements and ETFs, as an alternative to selling a security short, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

•	The 130/30 Fund uses a multi-manager strategy with multiple sub-advisers who employ different strategies. Each sub-adviser’s strategy is set forth below:

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”). AXA Rosenberg constructs a portfolio of common stocks based on fundamental analysis using a two-part quantitative model: a valuation model and an earnings forecast model. The output of the two models is combined to form a single predicted return. The predicted returns are fed into a risk model that mathematically weighs the tradeoff between the portfolio’s expected return and risk associated with common factor differences versus the benchmark index. Each stock is compared with its next-best alternative, taking into account round-trip trading costs.

Pyramis Global Advisors, LLC (“Pyramis”). Pyramis constructs its portion of the 130/30 Fund by using a bottom-up, fundamental strategy to identify securities that may outperform (and underperform) the market. Portfolio decisions for the 130/30 Fund are generally based on Pyramis’ stock selection abilities backed by its in-depth proprietary research. In general, stocks are sold or covered when the investment thesis behind the stock’s inclusion in the portfolio has played out, if there is a change to the investment thesis given new information, or if Pyramis perceives a better opportunity elsewhere in the market.

Thompson, Siegel & Walmsley LLC (“TS&W”). TS&W’s investment strategy uses a bottom-up process that combines quantitative and qualitative analysis with disciplined risk controls. The process seeks to identify long positions with some combination of inexpensive valuation and positive change that could lead to a materially higher valuation and identify short positions with some combination of expensive valuation and negative change that could lead to a significantly lower valuation.

TWIN Capital Management, Inc. (“TWIN”). TWIN’s buy and sell decisions are primarily based on the scores (of a stock’s relative attractiveness) produced by TWIN’s valuation model. TWIN will purchase equity securities that TWIN believes are undervalued, have rising expected earnings, display recent price gains, and exhibit more stable and sustainable earnings relative to peer group stocks (those stocks with high model scores). TWIN will either sell long or sell short overvalued securities, with lagging price gains and declining expected earnings, coupled with greater uncertainty regarding future earnings (those stocks with low model scores).

UBS Global Asset Management Americas (“UBS”). UBS uses primarily fundamental analysis and, to a lesser extent, quantitative analysis to identify securities that are underpriced and overpriced relative to their fundamental value. In general, UBS buys securities “long” for the Fund’s portfolio that it believes are underpriced and will outperform, and sells securities “short” that it believes are overpriced and will underperform.

Principal Risks

You may lose money investing in the 130/30 Fund. In addition, investing in the 130/30 Fund involves the following principal risks:

Equity Risk. The principal risk of investing in the 130/30 Fund is equity risk. This is the risk that the prices of stocks held by the 130/30 Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the 130/30 Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the 130/30 Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Multi-Managed Fund Risk. The 130/30 Fund is a multi-managed fund with multiple sub-advisers who employ different strategies. As a result, the 130/30 Fund may have buy and sell transactions in the same security on the same day. In addition, at any given time, the 130/30 Fund may have long and short positions in the same security.

Short Sale Risk. Short sales involve costs and risk. If a security sold short increases in price, the 130/30 Fund may need to cover its short position at a higher price than the short sale price, resulting in a loss. The 130/30 Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The 130/30 Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may need to sell related long positions before it had intended to do so. As a result, the 130/30 Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons and the amount the 130/30 Fund could lose on a short sale is theoretically unlimited.

Derivatives Risk. The 130/30 Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), swaps and forward contracts. A small investment in derivatives could have a potentially large impact on the 130/30 Fund’s investment performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the 130/30 Fund will not correlate with the underlying instruments or the 130/30 Fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms.

Additionally, some derivatives the 130/30 Fund may use involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments, as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The 130/30 Fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

ETF Risk. ETFs in which the 130/30 Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, involve duplication of advisory fees and certain other expenses.

Real Estate Investment Trust Risk. The 130/30 Fund may invest in REITs, which carry with them many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition, REITs are dependent upon management skills, may not be diversified, and may experience substantial cost in the event of borrower or lessee defaults. REITs are also subject to heavy cash flow dependency.

Portfolio Turnover Risk. The 130/30 Fund may experience high rates of portfolio turnover, which may result in above average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

The 130/30 Fund may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•	you are willing to accept the risk that the value of your investment may decline in order to seek long-term capital growth; or

•	you are looking for an investment with potential for higher risk and higher return due to the short selling strategy.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the 130/30 Fund by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the 130/30 Fund's average annual total returns compare to those of a broad measure of market performance. The 130/30 Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 14.05% (quarter ended 09/30/09) and the lowest return for a quarter was -22.84% (quarter ended 12/31/08).

The returns for the 130/30 Fund’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2009)

	1 year	Since Inception (11/16/07)
Investment Class
Return Before Taxes	18.73%	-13.16%
Return After Taxes on Distributions	18.58%	-13.23%
Return After Taxes on Distributions and Sale of Shares	12.18%	-11.08%
Institutional Class
Return Before Taxes	19.14%	-12.86%
S&P 500 Index (reflects no deduction for fees, expenses and taxes)	26.46%	-10.63%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Index Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

Sub-Advisers and Portfolio Managers

AXA Rosenberg

William E. Ricks, Americas Chief Executive and Chief Investment Officer of AXA Rosenberg and Portfolio Manager of the 130/30 Fund. Mr. Ricks has served as Portfolio Manager since 2007.

Kathleen Houssels, CFA, Americas Deputy Chief Investment Officer of AXA Rosenberg and Portfolio Manager of the 130/30 Fund. Ms. Houssels has served as Portfolio Manager since 2010.

Pyramis

John Power, Senior Vice President of Domestic Equities of Pyramis and Portfolio Team Leader for the Large Cap Core 130/30 Strategy and Portfolio Manager for the 130/30 Fund. Mr. Power has served as Portfolio Manager since 2010.

Thorsten Becker, Sector Portfolio Manager covering the Financial Services and Telecommunications sectors of Pyramis and its parent company and Portfolio Manager for the 130/30 Fund. Mr. Becker has served as Portfolio Manager since 2010.

Robert Bao, CFA, Sector Portfolio Manager and Portfolio Manager for the 130/30 Fund. Mr. Bao has served as Portfolio Manager since 2010.

Andrew R. Burzumato, Sector Portfolio Manager covering the Utilities sector and Portfolio Manager for the 130/30 Fund. Mr. Burzumato has served as Portfolio Manager since 2010.

Michael Elvin, Sector Portfolio Manager covering the Technology sector and Portfolio Manager for the 130/30 Fund. Mr. Elvin has served as Portfolio Manager since 2010.

TS&W

Mark S. Tyler, CFA, Portfolio Manager of the 130/30 Fund. Mr. Tyler has served as Portfolio Manager since 2007.

Charles J. Wittmann, CFA, Analyst at TS&W and Portfolio Manager of the 130/30 Fund. Mr. Wittmann has served as Portfolio Manager since 2007.

Matthew H. Cullen, CFA, Research Analyst at TS&W and Portfolio Manager of the 130/30 Fund. Mr. Cullen has served as Portfolio Manager since 2007.

W. Patrick Schubmehl, Jr., Portfolio Manager of the 130/30 Fund. Mr. Schubmehl has served as Portfolio Manager since 2007.

Brett P. Hawkins, CFA, Portfolio Manager of the 130/30 Fund. Mr. Hawkins has served as Portfolio Manager since 2007.

Elizabeth Cabell Jennings, CFA, Director of High Net Worth and Regional Institutional at TS&W and Portfolio Manager of the 130/30 Fund. Ms. Jennings has served as Portfolio Manager since 2010.

TWIN

Geoffrey Gerber, President and Chief Investment Officer of TWIN and Portfolio Manager of the 130/30 Fund. Mr. Gerber has served as Portfolio Manager since 2007.

Christopher Erfort, Senior Vice President of TWIN and Portfolio Manager of the 130/30 Fund. Mr. Erfort has served as Portfolio Manager since 2007.

UBS

John Leonard, CFA, Managing Director and Head of U.S. Equities at UBS and Portfolio Manager of the 130/30 Fund. Mr. Leonard has served as Portfolio Manager since 2010.

Tom Cole, CFA, Managing Director and Director of Equity Research and Portfolio Manager of the 130/30 Fund. Mr. Cole has served as Portfolio Manager since 2010.

Scott Bondurant, Executive Director and Global Head of Long/Short Strategies and Portfolio Manager of the 130/30 Fund. Mr. Bondurant has served as Portfolio Manager since 2010.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the 130/30 Fund are as follows:

Investment Class Shares. The minimum initial investment in the 130/30 Fund is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the 130/30 Fund must be at least $100.  The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the 130/30 Fund. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the 130/30 Fund (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The 130/30 Fund’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase share of the 130/30 Fund through a broker-dealer or other financial intermediary (such as a bank), the 130/30 Fund and its related companies may pay the intermediary for the sale of 130/30 Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the 130/30 Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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